UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2007



                            HERITAGE FINANCIAL GROUP
                            ------------------------

             (Exact name of Registrant as specified in its charter)


    United States                  000-51305                     45-0479535
    -------------                  ---------                     ----------
  (State or Other            (Commission File Number)         (I.R.S. Employer
   Jurisdiction                                              Identification No.)
 of Incorporation)

                    721 North Westover, Albany, Georgia 31707
                    -----------------------------------------
                    (Address of principal executive offices)

                                 (229) 420-0000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

         On March 23, 2007, Heritage Financial Group issued a press release announcing the appointment of Fred F. Sharpe to the Board of Directors for the Company's bank, HeritageBank of the South.

         The full text of the press release is set forth in Exhibit 99.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

             99       Press Release dated March 23, 2007.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               HERITAGE FINANCIAL GROUP



Date:  March 23, 2007                          By:  /s/  T. Heath Fountain
                                                    ----------------------------
                                                    T. Heath Fountain
                                                    Senior Vice President
                                                    and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibit(s)
------            -------------------------

 99               Copy of press release issued by the Company on March 23, 2007.